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VOTING AGREEMENT

    VOTING AGREEMENT, dated as of August 9, 2001 (this "Agreement") by and among Focal Communications Corporation, a Delaware corporation (the "Company"), Madison Dearborn Capital Partners, L.P. ("MDP"), Frontenac VI Limited Partnership ("Frontenac") and Battery Ventures III, L.P. ("Battery III"). MDP, Frontenac VI and Battery III are each referred to herein as a "Stockholder" and collectively as the "Stockholders."

RECITALS

    The Company and certain affiliates of the Stockholders (the "Purchasers") propose to enter into a Preferred Stock Purchase and Loan Commitment Agreement to be dated on or about the date hereof (as the same may be amended or supplemented, the "Purchase Agreement") and an amendment to that certain Credit and Guaranty Agreement to be dated on or about the closing of the transactions contemplated by the Purchase Agreement (as the same may be amended or supplemented, the "Credit Agreement Amendment"). Pursuant to the Purchase Agreement and the Credit Agreement Amendment, the Purchasers (together with other purchasers that may participate) intend to (i) make loans (the "Loans") to the Company in the aggregate principal amount of $100 million and (ii) acquire shares of Series A Redeemable Voting Convertible Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock") for an aggregate purchase price of $50 million. The Loans and the Preferred Stock are convertible into shares of Common Stock, par value $.01 per share (the "Company Common Stock"). Certain transactions (the "Transactions") contemplated by the Purchase Agreement and to be addressed in the Credit Agreement Amendment require the approval of the Company's stockholders in accordance with the laws of the State of Delaware and the Nasdaq National Market, as set forth in paragraph 2E of the Purchase Agreement. Capitalized terms used, but not defined, herein shall have the meanings set forth in the Purchase Agreement.

    As of the close of business on August 7, 2001, the Stockholders are the record and beneficial owners of an aggregate of 36,730,770 shares of Company Common Stock (the "Existing Shares" and, together with any shares of Company Common Stock acquired by the Stockholder after the date hereof, whether upon the exercise of warrants, options or rights, the conversion or exchange of any Existing Shares or convertible or exchangeable securities or by means of purchase, dividend, distribution or otherwise, the "Subject Shares"). As of the close of business on August 7, 2001, the Existing Shares represent 59.47% of the Company Common Stock.

    As an inducement and a condition to entering into the Purchase Agreement and the Credit Agreement Amendment, the Company has required that the Stockholders and each of the Stockholders has required that the other Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

AGREEMENT

    To implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

    1.  Covenants of the Stockholders.  Until the termination of this Agreement in accordance with Section 2, the Stockholders agree as follows:

        (a)  Agreement to Vote.  At any meeting of stockholders of the Company called for the approval of the Transactions, however called, or at any adjournment thereof, or in connection with any written consent of the holders of shares of Company Common Stock, or in any other circumstances in which any Stockholder is entitled to vote, consent or give any other approval with respect to the Transactions, such Stockholder shall vote (or cause to be voted) the Subject Shares under his or its control in favor of adoption and approval of the Transactions, including the approval of the terms thereof and each of the other actions contemplated by this Agreement, the Purchase Agreement, the Credit Agreement Amendment and any amendments hereto or thereto.

        (b)  Transfer Restrictions.  Each Stockholder agrees not to (i) sell, transfer, tender pursuant to a tender offer, pledge, encumber, assign or otherwise dispose of or hypothecate (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of such Stockholder (collectively, "Transfer")), or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of any of the Subject Shares unless prior to making such Transfer, the transferee of the Subject Shares has agreed to be bound by the terms of this Agreement to the same extent as the Stockholder with respect to the Subject Shares so transferred.

        (c)  Representations and Warranties of Each Stockholder.  Each Stockholder hereby represents and warrants to the Company as of the date hereof that the Existing Shares of such Stockholder constitute all of the shares of Company Common Stock owned of record or beneficially by such Stockholder as of the date hereof. Such Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1(a) hereof and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares of such Stockholder, and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1(a) hereof and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares of such Stockholder as of the closing date of the Transactions, in each case with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Such Stockholder has good and valid title to the Existing Shares of such Stockholder and at all times during the term hereof and on the Effective Time will have good and valid title to the Subject Shares of such Stockholder, in each case, free and clear of all Liens, except pursuant to this Agreement.

        (d)  No Finder's Fees.  No broker, investment banker, financial advisor or other person shall be entitled to any broker's finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

        (e)  Further Assurances.  From time to time prior to the Effective Time, at the Company's request and without further consideration, each Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

    2.  Termination.  This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earlier to occur of (a) the closing of the purchase of Preferred Stock and the making of the Loans by the Purchasers and (b) termination of the Purchase Agreement.

    3.  General Provisions.

        (a)  Amendment.  This Agreement may not be amended except by an instrument signed by the Company and any Stockholder effected thereby. This Agreement is an agreement between the Company and each Stockholder on an individual basis and nothing in this Agreement (including Section 3(h) hereof) shall be interpreted as creating any rights or obligations between or among the Stockholders. This Agreement does not constitute any agreement among the Stockholders with respect to the Subject Shares.

        (b)  Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

(i)	if to the Company:
Focal Communications Corporation 200 N. LaSalle Street Suite 1100 Chicago, IL 60601 Telephone: 312-895-8400 Telecopy: 312-895-8202 Attention: General Counsel
with a copy (which shall not constitute notice) to:
McDermott Will & Emery 227 West Monroe Street Chicago, Illinois 60606-5096 Telephone: 312-372-2000 Telecopy: 312-984-7700 Attention: Timothy R.M. Bryant
(ii)	if to the Stockholders, to:
Madison Dearborn Capital Partners, L.P. Three First National Plaza, Suite 1330 Chicago, Illinois 60602 Attention: James Perry Telephone: (312) 895-1000 Telecopy: (312) 895-1001
and to:
Frontenac VI Limited Partnership 135 S. LaSalle Street, Suite 3800 Chicago, IL 60603 Attention: James Crawford Telephone: (312) 368-0044 Telecopy: (312) 368-9520
and to:
Battery Ventures III, L.P. 20 William Street, Suite 200 Wellesley, MA 02481 Attention: Rick Frisbie Telephone: (781) 237-1001 Telecopy: (781) 577-1001
with a copy (which shall not constitute notice) to:
Kirkland & Ellis 200 East Randolph Chicago, IL 60601 Telephone: (312) 861-2000 Telecopy: (312) 861-220 Attention: William S. Kirsch, P.C.

        (c)  Interpretation.  Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to August 9, 2001.

        (d)  Counterparts.  This Agreement may be executed in two or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        (e)  Entire Agreement; No Third Party Beneficiaries.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        (f)  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

        (g)  Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors, heirs, agents, representatives, trust beneficiaries, attorneys, affiliates and associates and all of their respective predecessors, successors, permitted assigns, heirs, executors and administrators.

        (h)  Enforcement; Governing Law; Waiver of Jury Trial.

        (i)  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

        (ii) The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (excluding any conflict of law rule or principle that would refer to the laws of another jurisdiction). EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER

*      *      *      *      *

    IN WITNESS WHEREOF, the Company and the Stockholders have caused this Agreement to be executed as of the date first written above.

                      FOCAL COMMUNICATIONS CORPORATION

                      By: ________________________________________
                      Name: ______________________________________
                      Its: ________________________________________

                      MADISON DEARBORN CAPITAL PARTNERS, L.P.

                      By: Madison Dearborn Partners, L.P.
                      Its: General Partner

                      By: Madison Dearborn Partners, Inc.
                      Its: General Partner

                      By: ________________________________________
                      Name: ______________________________________
                      Its: ________________________________________

                      FRONTENAC VI LIMITED PARTNERSHIP

                      By: Frontenac Company
                      Its: General Partner

                      By: ________________________________________
                      Name: ______________________________________
                      Its: ________________________________________

                      BATTERY VENTURES III, L.P.

                      By: Battery Partners III, L.P.
                      Its: General Partner

                      By: ________________________________________
                      Name: ______________________________________
                      Its: ________________________________________

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